September 22, 1998

FEDERAL EXPRESS
CONFIDENTIAL

American Securities Transfer, Inc.
As Representative of Acadia National Health Systems, Inc.
938 Quail Street, Suite 101
Lakewood, CO  80215-5513

     Re:  Acadia National Health Systems, Inc. ("Acadia") -
          Restricted Issuance of 100,000 common shares of Acadia National Health Systems, Inc. to Frank and
          Martha DeJohn, in joint tenancy with a right of survivorship

Ladies and Gentlemen:

     This office represents Acadia National Health Systems, Inc. ("Acadia").
I am in receipt of various communications from Acadia National Health Systems, Inc. relating to the proposed issuance of 100,000 shares of Acadia common stock pursuant to Section 4(2) of the Securities Act of 1933.

     Based on representations contained in these documents, copies of which are attached hereto, it is my opinion that you may issue the 100,000 shares of common stock from the treasury of Acadia in reliance upon the exemption from registration provided for in Section 4(1).

     All shares, when issued, should bear a restricted legend in standard form and should not be further transferred without the prior written consent of the Company.

     In rendering the above opinion, I have excluded from consideration state securities or blue sky laws, except as specifically noted. My opinion is limited to the federal laws of the United States, the laws of the State of Colorado and the General Corporation Law of the State of Colorado as prescribed by the Colorado Business Corporation Act, and I can assume no responsibility with respect to the applicability or effect of the laws of any other jurisdiction. I disclaim any obligation to notify you or any other person or entity if any change in fact and/or law should change my opinion with respect to any matter on which I am expressing an opinion herein.

Page 2
American Securities Transfer, Inc.
September 22, 1998
_________________________________

     The foregoing opinion is furnished by me as counsel for the Company and is solely for your benefit and may not be relied upon by any other person unless my prior written consent is obtained.

                                   Respectfully,

                                   /s/ Mark T. Thatcher

                                   Mark T. Thatcher, Esq.
                                   Atty. Reg. No. 25-275

MTT/jet
cc:  Paul W. Chute, CEO
     Frank DeJohn
     Martha DeJohn